UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

(AMENDMENT NO.       )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nxt-ID, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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288 Christian Street

Hanger C 2nd Floor

Oxford, CT 06478

(203) 266-2103

Dear Fellow Stockholder:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Nxt-ID, Inc. (“Nxt-ID”) has been adjourned to Wednesday, January 8, 2020 at 9:00 a.m. Eastern Standard Time, to be held at the office of Sullivan & Worcester LLP, 1633 Broadway, 32nd Floor, New York, NY 10019 to allow stockholders as of October 25, 2019, the “Record Date” for the Annual Meeting, additional time to vote on the proposals described in Nxt-ID’s Definitive Proxy Statement (the “Proxy Statement”) and set forth on the proxy attached thereto, which were filed with the Securities and Exchange Commission (“SEC”) on October 29, 2019 and mailed to you.

Nxt-ID’s Board of Directors believes the proposals are in the best interest of stockholders. Your vote is missing and your participation is needed. Please join your fellow stockholders and vote today!

Please note that proxy solicitation costs are borne by Nxt-ID and its stockholders. By voting today, it will help us manage such costs and avoid the need for an extensive solicitation effort. Nxt-ID has received the requisite number of votes for proposals 1 and 2, and we urge you to vote as soon as possible in order to allow Nxt-ID to obtain the requisite number of votes for proposals 3, 4 and 5.

Your vote matters and is important no matter how many shares you own. Please vote promptly and we thank you in advance for your vote!

REMEMBER: Your vote is important, no matter how large or small your holdings may be. If you have not yet voted, please take a moment to vote your shares via the Internet, telephone OR sign, date and return the enclosed proxy card or voting instruction form at your earliest convenience. If you have any questions or require assistance in voting your shares, please call the Company’s proxy solicitor, Laurel Hill Advisory Group, at 888-742-1305.

Thank you in advance for your participation and your consideration in this extremely important matter. Nxt-ID management has been working very hard on behalf of all stockholders and appreciates all of your support.

Sincerely,

Vincent S. Miceli

Chief Executive Officer

Important Information

On October 29, 2019, Nxt-ID filed a Proxy Statement with the SEC in connection with Nxt-ID’s Annual Meeting. Stockholders are strongly advised to read the Proxy Statement carefully before making any voting or investment decision because the Proxy Statement contains important information. The Proxy Statement and any other materials filed by Nxt-ID with the SEC can be obtained free of charge at the SEC's website at www.sec.gov or from Nxt-ID at http://investors.nxt-id.com/financial-information/sec-filings.